Exhibit 99.2 Q3 2018 Investor Presentation

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may”, “will” and other similar words. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, earnings expectations, anticipated 2018 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission. 2

CONTENT • COMPANY OVERVIEW • FINANCIAL & OPERATIONS REVIEW • OUTLOOK 3

COMPANY OVERVIEW 4

OVERVIEW – FRANCHISED GEOGRAPHIC Headquartered in Charlotte, NC 96 Stores, 23 Brands, 15 Collision Repair Centers 5 Platforms in Major Metro Markets

OVERVIEW – ECHOPARK GEOGRAPHIC - CO • Have purchased property in the following markets (some are under construction): o Dallas/Ft. Worth o San Antonio o Houston o Austin o Carolinas Colorado Springs 6

OVERVIEW – ECHOPARK GEOGRAPHIC - TX Houston Location Expected to Open • Grand Prairie Location – Relocated driversselect Operation (purchased in Q3 2017) December 2018 • West San Antonio Location Opened in Q4 2017 7 • New Braunfels Location Opened in Q1 2018

OVERVIEW – ECHOPARK GEOGRAPHIC - NC • Opened October 8 • Velocity of Sales Increasing Compared to Other New Openings 8

OVERVIEW - GEOGRAPHIC NV MD 2% 3% SC 2% OH VA 3% 3% NC 4% CA GA 3% 30% CO Concentration 7% in Major Metro AL Markets 5% FL 6% TN TX 7% 26% 9 Note: Percentages are percent of total revenue for FY 2017.

OVERVIEW – BRAND COMPOSITION New Retail Revenue & Other Lux Revenue streams Overall Revenue Mix 7% VW Land Rover and brand mix offer 2% 3% BMW attractive Other Non-Lux diversification across 3% 20% the automotive retail space. Cadillac 3% F&I GM Fixed 4% 4% Ops 14% Audi 6% New Pre- 54% Owned Honda 28% Ford 17% 7% Lexus 6% Toyota Mercedes 11% 12% Note: Percentages are for FY 2017. 10

Q3 2018 FINANCIAL REVIEW FRANCHISED SEGMENT 11

FRANCHISED SEGMENT Q3 2018 RESULTS B/(W) than Q3 2017 (1) (amounts in millions, except per share data) Q3 2018 (1) $% Revenue $2,285 ($164) (6.7%) Gross Profit $346 ($10) (2.8%) SG&A ($269) $10 3.7% SG&A as % of Gross 77.7% 70 bps Depreciation ($21) ($0) (0.3%) Operating Profit $56 $0 0.1% Interest & Other ($24) ($3) (15.0%) Pre-tax $31 ($3) (9.2%) Diluted EPS $0.52 $0.05 10.6% Tax Rate Change and Cost Control Drove Overall Increase in EPS (1) – Q3 2018 & Q3 2017 results are adjusted – See appendix for reconciliation to GAAP amounts. 12

NEW VEHICLE SAAR 19.0 Hurricane Harvey Q3 2018 16.9M vs 17.1M Q3 2017 18.5 18.5 YTD 2018 – 17.1M Full Year 2017 – 17.2M 18.0 17.8 17.5 17.5 17.4 17.4 17.0 17.0 17.0 17.0 17.0 16.5 16.5 16.4 16.0 15.5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2018 Forecast 13

NEW VEHICLE SAAR - RETAIL 16.0 Hurricane Harvey 15.5 YTD 2018 – 13.5M 15.5 Full Year 2017 – 13.9M 15.0 14.9 14.5 14.2 14.0 13.8 13.4 13.5 13.2 13.3 13.0 12.5 12.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 14

NEW VEHICLE SAME STORE - FRANCHISED Q3 2018 Q3 2017 B/(W) New Volume 31,010 33,162 (6.5%) Selling Price$ 39,829 $ 38,868 2.5% Gross Margin % 4.9% 4.9% 0 bps GPU$ 1,971 $ 1,918 $ 53 Gross Profit (millions)$ 61.1 $ 63.6 (3.9%) Retail SAAR (millions) 13.7 14.1 (2.8%) New Units Jul Aug Sep Total 2018 10,417 10,647 9,946 31,010 2017 10,789 10,307 12,066 33,162 B/(W) (372) 340 (2,120) (2,152) % B/(W) (3.4%) 3.3% (17.6%) (6.5%) 15

NEW VEHICLE – GROSS, UNIT & GPU TREND Continuing Operations - Franchised Gross $ (in millions) Units $2,132 $2,070 $2,078 $1,950 $1,988 $1,911 $1,886 $1,925 $1,909 $1,866 $1,855 $1,745 $78 $74 $1,730 $74 $65 $66 $66 $62 $63 $62 37,493 $58 $58 $57 36,531 $57 35,856 36,054 35,562 35,489 33,782 33,148 30,605 30,495 30,877 31,009 29,500 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Gross Per Unit 16

DAYS’ SUPPLY 80 70 71 66 60 62 50 52 52 40 36 38 34 35 35 36 31 35 30 29 31 20 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 New Used Parts 17

USED VEHICLE RETAIL Franchised – Same Store Q3 2018 Q3 2017 B/(W) Retail Volume 27,254 26,657 2.2% GPU$ 1,325 $ 1,264 $ 61 Used to New 88% 80% 800 bps Vehicles/Store/Month (96 stores) 95 93 2 Front-End Gross and F&I (in millions) Jul Aug Sep Total 2018$ 25.4 $ 25.5 $ 23.5 $ 74.3 2017 23.3 21.5 26.6 71.4 B/(W)$ 2.1 $ 4.0 $ (3.1) $ 3.0 18

F&I – GROSS & GPU Franchised – Same Store Gross $ (in millions) GPU$ $84 $81 $1,402 $1,415 Q3 2018 Q3 2017 19

FIXED OPERATIONS Franchised – Same Store (amounts in millions) Q3 2018 Q3 2017 B/(W) Revenue$ 337 $ 327 2.8% Gross Profit$ 163 $ 158 3.7% 20

FIXED OPERATIONS GROSS Franchised – Same Store (amounts in millions) Q3 2018 Q3 2017 $ B/(W) % B/(W) Customer Pay$ 74 $ 71 $ 3 4.7% Warranty 37 37 (0) (0.9%) Wholesale Parts 7 7 0 2.2% Internal, Sublet & Other 46 43 3 6.1% Total Gross Profit$ 163 $ 158 $ 6 3.7% 21

Q3 2018 FINANCIAL REVIEW ECHOPARK SEGMENT 22

ECHOPARK SEGMENT Q3 2018 RESULTS B/(W) than Q3 2017 (1) (amounts in millions, except per share, unit and per unit data) Q3 2018 (1) $% Revenue $185.9 $128.8 225.5% Gross Profit $14.3 $8.0 129.4% SG&A ($16.7) ($7.6) (83.2%) SG&A as % of Gross 117.2% 2,960 bps Depreciation Expense ($2.0) ($0.6) (46.8%) Operating Profit ($4.4) ($0.2) (4.2%) Interest & Other ($1.0) ($0.4) (68.1%) Pre-tax ($5.5) ($0.6) (12.1%) Diluted EPS ($0.09) ($0.02) (28.6%) Retail Units 7,698 5,298 220.8% Total Front-End Gross and F&I Gross per Unit Retailed $1,794 (113) (5.9%) 23 (1) – Q3 2018 & Q3 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

Q3 2018 FINANCIAL REVIEW TOTAL ENTERPRISE 24

CONSOLIDATED Q3 2018 RESULTS B/(W) than Q3 2017 (1) (amounts in millions, except per share data) Q3 2018 (1) $% Revenue $2,471 ($35) (1.4%) Gross Profit $361 ($2) (0.6%) SG&A ($286) $3 0.9% SG&A as % of Gross 79.3% 30 bps Depreciation ($23) ($1) (3.0%) Operating Profit $51 ($0) (0.3%) Interest & Other ($26) ($4) (16.4%) Continuing Ops: Profit (after tax) $18 $1 5.1% Diluted EPS $0.43 $0.03 7.5% 25 (1) – Q3 2018 & Q3 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

CONSOLIDATED Q3 2018 REVENUE & GROSS PROFIT B/(W) than Q3 2017 (amounts in millions, except unit and per unit data) Q3 2018 $ % New Revenue $1,235 ($127) (9.3%) Used Retail Revenue $746 $86 13.1% Fixed Operations Revenue $343 ($5) (1.3%) F&I Revenue $98 $5 5.6% Total Revenue $2,471 ($35) (1.4%) New Gross $62 ($5) (6.9%) - Units 31,009 (4,480) (12.6%) - GPU $1,988 $121 6.5% Used Retail Gross $35 ($4) (9.8%) - Units 34,952 4,111 13.3% - GPU $1,010 ($259) (20.4%) F&I Gross $98 $5 5.6% - GPU $1,505 $97 6.9% Fixed Operations Gross $167 ($1) (0.5%) Total Gross $361 ($2) (0.6%) 26

CONSOLIDATED Q3 2018 REVENUE & GROSS PROFIT – SAME STORE B/(W) than Q3 2017 (amounts in millions, except unit and per unit data) Q3 2018 $ % New Revenue $1,235 ($54) (4.2%) Used Retail Revenue $654 $39 6.3% Fixed Operations Revenue $338 $8 2.4% F&I Revenue $88 $2 2.1% Total Revenue $2,361 $1 0.0% New Gross $61 ($2) (3.9%) - Units 31,010 (2,152) (6.5%) - GPU $1,971 $53 2.8% Used Retail Gross $35 $0 0.1% - Units 30,527 2,199 7.8% - GPU $1,156 ($89) (7.1%) F&I Gross $88 $2 2.1% - GPU $1,444 $39 2.8% Fixed Operations Gross $163 $4 2.8% Total Gross $346 $5 1.6% 27

CONSOLIDATED Q3 2018 ADJUSTED SG&A TO GROSS 79.3% 79.6% 22.9% 22.8% 4.1% 4.9% 48.2% 47.5% 4.1% 4.4% Q3 2018(1) Q3 2017 (1) Advertising Comp Rent Other 28 (1) – Q3 2018 & Q3 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

CONSOLIDATED Q3 2018 INTEREST EXPENSE B/(W) than Q3 2017 (amounts in millions) Q3 2018 $ % Floor Plan Interest Expense $12 ($3) (37.3%) Interest Expense, Other $13 ($0) (2.2%) Total Interest Expense $26 ($4) (16.4%) Floor Plan Higher Due to Rate Increases • New Up 76 bps • Used Up 36 bps Fed Funds Rate Increases • March 21 – 0.25% • June 13 – 0.25% • September 26 – 0.25% • Expect One Additional 0.25% Increase in 2018 • Expect Three 0.25% Increases in 2019 and One 0.25% Increase in 2020 29

CONSOLIDATED Q3 2018 DEPRECIATION EXPENSE B/(W) than Q3 2017 (amounts in millions) Q3 2018 $ % Depreciation Expense - Franchised $21 ($0) (0.3%) Depreciation Expense - EchoPark $2 ($1) (46.8%) Total $23 ($1) (3.0%) New EchoPark Texas Builds Driving Increase 30

2018 CAPEX Forecast Forecast (amounts in millions) FY 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 Real Estate & Facility Related $ 199.3 $ 60.4 $ 29.4 $ 32.8 $ 25.6 $ 148.2 All Other Cap Ex 34.9 5.3 4.5 1.5 12.4 23.7 Subtotal$ 234.2 $ 65.7 $ 33.9 $ 34.3 $ 38.1 $ 172.0 Less: Mortgages (52.5) (21.0) (0.1) - - (21.1) Total Cash Used - Cap Ex$ 181.8 $ 44.8 $ 33.8 $ 34.3 $ 38.1 $ 150.9 31

DEBT COVENANTS Covenant Q3 2018 Liquidity Ratio >= 1.05 1.14 Fixed Charge Coverage Ratio >= 1.20 1.45 Total Lease Adjusted Leverage Ratio <= 5.75 5.11 Compliant with all Covenants 32

ADJUSTED EBITDA LTM Q3 (amounts in thousands) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Income $ 31,548 $ 89,929 $ 76,254 $ 89,101 $ 81,618 $ 97,217 $ 86,311 $ 93,193 $ 92,983 $ 91,782 Non-Floor Plan Interest 67,735 68,604 63,576 58,453 55,356 52,269 49,524 48,034 50,531 51,483 Depreciation & Amortization 57,036 45,827 51,164 52,616 58,139 62,161 72,130 81,034 92,127 97,309 Income Taxes (53,900) (19,745) 46,907 47,648 43,386 62,346 55,962 59,899 13,198 5,093 Stock Compensation 1,931 2,814 3,698 5,160 7,208 7,675 9,814 11,165 11,119 12,806 Lease Exit Charges 33,013 4,266 4,384 4,286 2,915 302 1,848 1,386 2,157 2,258 Impairment 30,038 249 1,151 950 9,872 6,594 17,955 8,063 9,394 20,039 Loss (Gain) on Debt Extinguishment 6,745 7,665 1,107 19,713 28,238 - - (6) 14,607 - Long-Term Compensation Arrangements - - - - - - - - - 33,795 Loss (Gain) on Dealership Disposal 102 (2,615) 386 (10,343) 457 (11,279) (2,748) 48 (9,980) (40,662) Adjusted EBITDA $ 174,248 $ 196,994 $ 248,627 $ 267,584 $ 287,189 $ 277,285 $ 290,796 $ 302,816 $ 276,136 $ 273,903 33

SHARE REPURCHASES (000's) (000's) (000's) Shares $/Share $ Availability EOY - 2017$ 107,686 Q1 Activity 1,153 20.35 $ 23,468 (23,468) Q2 Activity - - - - Q3 Activity 32 19.95 643 (643) Total 2018 Activity 1,186 $ 20.34 $ 24,111 $ 83,575 34

APPENDIX 35

NON-GAAP RECONCILIATIONS

	Three Months Ended September 30, 2018 Continuing Operations			Three Months Ended September 30, 2017 Continuing Operations		
	Franchised Dealerships	EchoPark	Consolidated	Franchised Dealerships	EchoPark	Consolidated
Reported:						
Diluted earnings (loss) per share	$ 0.45	$ (0.09)	$ 0.36	$ 0.52	$ (0.07)	$ 0.45
Adjustments (net of income taxes):						
Impairment charges	-	-	-	0.01	-	0.01
Legal and storm damage charges	0.02	-	0.02	0.05	-	0.05
Loss (gain) on disposal of franchises	-	-	-	(0.11)	-	(0.11)
Executive transition costs	0.03	-	0.03	-	-	-
Non-recurring tax items	0.02	-	0.02	-	-	-
Effect of adjustments, net of income taxes	0.07	-	0.07	(0.05)	-	(0.05)
Adjusted:						
Diluted earnings (loss) per share	$ 0.52	$ (0.09)	$ 0.43	$ 0.47	$ (0.07)	$ 0.40

36

NON-GAAP RECONCILIATIONS

	Nine Months Ended September 30, 2018 Continuing Operations			Nine Months Ended September 30, 2017 Continuing Operations		
	Franchised Dealerships	EchoPark	Consolidated	Franchised Dealerships	EchoPark	Consolidated
Reported:						
Diluted earnings (loss) per share	$ 1.52	$ (0.81)	$ 0.71	$ 0.97	$ (0.25)	$ 0.72
Adjustments (net of income taxes):						
Impairment charges	0.24	-	0.24	0.03	0.02	0.05
Legal and storm damage charges	0.10	-	0.10	0.15	-	0.15
Long-term compensation-related charges	-	0.55	0.55	-	-	-
Loss (gain) on disposal of franchises	(0.66)	-	(0.66)	(0.12)	-	(0.12)
Executive transition costs	0.03	-	0.03	-	-	-
Lease exit adjustments	0.04	-	0.04	-	0.01	0.01
Loss on debt extinguishment	-	-	-	0.21	-	0.21
Non-recurring tax items	0.02	-	0.02	-	-	-
Effect of adjustments, net of income taxes	(0.23)	0.55	0.32	0.27	0.03	0.30
Adjusted:						
Diluted earnings (loss) per share	$ 1.29	$ (0.26)	$ 1.03	$ 1.24	$ (0.22)	$ 1.02

37

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended September 30, 2018	Consolidated Three Months Ended September 30, 2017	Franchised Dealerships Three Months Ended September 30, 2018	Franchised Dealerships Three Months Ended September 30, 2017	EchoPark Three Months Ended September 30, 2018	EchoPark Three Months Ended September 30, 2017
	(In millions)					
Reported:						
SG&A expenses	$ 289.0	$ 284.0	$ 272.3	$ 274.9	$ 16.7	$ 9.1
Adjustments:						
Legal and storm damage charges	(1.2)	(3.9)	(1.2)	(3.9)	-	-
Executive transition costs	(1.6)	-	(1.6)	-	-	-
Gain (loss) on disposal of franchises	(0.3)	8.5	(0.3)	8.5	-	-
Total SG&A adjustments	(3.1)	4.6	(3.1)	4.6	-	-
Adjusted:						
SG&A expenses	$ 285.9	$ 288.5	$ 269.2	$ 279.5	$ 16.7	$ 9.1
Reported:						
SG&A expenses as % of gross profit	80.2%	78.3%	78.6%	77.1%	NM	NM
Adjustments:						
Legal and storm damage charges	(0.3%)	(1.1%)	0.2%	(1.1%)	-	-
Executive transition costs	(0.5%)	0.0%	(0.5%)	0.2%	-	-
Gain (loss) on disposal of franchises	(0.1%)	2.4%	(0.1%)	2.4%	-	-
Total SG&A adjustments	(0.9%)	1.3%	(0.4%)	1.5%	-	-
Adjusted:						
SG&A expenses as % of gross profit	79.3%	79.6%	78.2%	78.6%	NM	NM

NM = Not meaningful

38

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended September 30, 2018	Consolidated Three Months Ended September 30, 2017	Franchised Dealerships Three Months Ended September 30, 2018	Franchised Dealerships Three Months Ended September 30, 2017	EchoPark Three Months Ended September 30, 2018	EchoPark Three Months Ended September 30, 2017
	(In millions)					
Reported:						
Operating income	$ 48.1	$ 55.8	$ 52.5	$ 60.1	$ (4.4)	$ (4.3)
Adjustments (before income taxes):						
SG&A expenses	3.1	(4.6)	3.1	(4.6)	-	-
Impairment charges	-	0.2	-	0.2	-	-
Total adjustments before taxes	3.1	(4.4)	3.1	(4.4)	-	-
Adjusted:						
Operating income	$ 51.2	$ 51.4	$ 55.6	$ 55.7	$ (4.4)	$ (4.3)
Reported:						
Income (loss) from continuing operations before taxes	$ 22.6	$ 33.9	$ 28.1	$ 38.8	$ (5.5)	$ (4.9)
Adjustments (before income taxes):						
SG&A expenses	3.1	(4.6)	3.1	(4.6)	-	-
Impairment charges	-	0.2	-	0.2	-	-
Total adjustments before taxes	3.1	(4.4)	3.1	(4.4)	-	-
Adjusted:						
Income (loss) from continuing operations before taxes	$ 25.7	$ 29.5	$ 31.2	$ 34.4	$ (5.5)	$ (4.9)
Reported:						
Income (loss) from continuing operations	$ 15.3	$ 19.7				
Adjustments (net of income taxes):						
SG&A expenses	2.2	(2.5)				
Impairment charges	-	0.2				
Non-recurring tax items	0.8	-				
Total adjustments, net of income taxes	3.0	(2.3)				
Adjusted:						
Income (loss) from continuing operations	$ 18.3	$ 17.4				

39

Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Nine Months Ended September 30, 2018	Consolidated Nine Months Ended September 30, 2017	Franchised Dealerships Nine Months Ended September 30, 2018	Franchised Dealerships Nine Months Ended September 30, 2017	EchoPark Nine Months Ended September 30, 2018	EchoPark Nine Months Ended September 30, 2017
	(In millions)					
Reported:						
SG&A expenses	$ 871.4	$ 870.1	$ 791.1	$ 842.8	$ 80.3	$ 27.3
Adjustments:						
Legal and storm damage charges	(5.7)	(10.7)	(5.7)	(10.7)	-	-
Long-term compensation-related charges	(32.6)	-	-	-	(32.6)	-
Executive transition costs	(1.6)	-	(1.6)	-	-	-
Lease exit adjustments	(2.2)	(1.0)	(2.2)	(0.4)	-	(0.6)
Gain (loss) on disposal of franchises	38.9	8.5	38.9	8.5	-	-
Total SG&A adjustments	(3.2)	(3.2)	29.4	(2.6)	(32.6)	(0.6)
Adjusted:						
SG&A expenses	$ 868.2	$ 866.9	$ 820.5	$ 840.2	$ 47.7	$ 26.7
Reported:						
SG&A expenses as % of gross profit	81.0%	81.0%	76.5%	79.7%	NM	NM
Adjustments:						
Legal and storm damage charges	(0.5%)	(1.0%)	(0.5%)	(1.0%)	-	-
Long-term compensation-related charges	(3.1%)	-	-	-	(3.1%)	-
Executive transition costs	(0.1%)	-	(0.1%)	-	-	-
Lease exit adjustments	(0.2%)	(0.1%)	(0.2%)	(0.1%)	-	-
Gain (loss) on disposal of franchises	3.7%	0.8%	3.7%	0.8%	-	-
Total SG&A adjustments	(0.3%)	(0.3%)	2.8%	(0.3%)	(3.1%)	-
Adjusted:						
SG&A expenses as % of gross profit	80.7%	80.7%	79.3%	79.4%	NM	NM

NM = Not meaningful

40

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Nine Months Ended September 30, 2018		Consolidated Nine Months Ended September 30, 2017		Franchised Dealerships Nine Months Ended September 30, 2018		Franchised Dealerships Nine Months Ended September 30, 2017		EchoPark Nine Months Ended September 30, 2018		EchoPark Nine Months Ended September 30, 2017	
	(In millions)											
Reported:												
Operating income	$	119.0	$	134.4	$	164.1	$	151.1	$	(45.1)	$	(16.7)
Adjustments (before income taxes):												
SG&A expenses		3.2		3.2		(29.4)		2.6		32.6		0.6
Impairment charges		14.0		3.3		13.9		1.6		0.1		1.7
Total adjustments before taxes		17.2		6.5		(15.5)		4.2		32.7		2.3
Adjusted:												
Operating income	$	136.2	$	140.9	$	148.6	$	155.3	$	(12.4)	$	(14.4)
Reported:												
Income (loss) from continuing operations before taxes	$	44.1	$	54.3	$	92.1	$	72.6	$	(48.0)	$	(18.3)
Adjustments (before income taxes):												
SG&A expenses		3.2		3.2		(29.4)		2.6		32.6		0.6
Impairment charges		14.0		3.3		13.9		1.6		0.1		1.7
Loss on debt extinguishment		-		15.3		-		15.3		-		-
Total adjustments before taxes		17.2		21.8		(15.5)		19.5		32.7		2.3
Adjusted:												
Income (loss) from continuing operations before taxes	$	61.3	$	76.1	$	76.6	$	92.1	$	(15.3)	$	(16.0)
Reported:												
Income (loss) from continuing operations	$	30.4	$	32.0								
Adjustments (net of income taxes):												
SG&A expenses		2.3		2.0								
Impairment charges		10.2		2.1								
Loss on debt extinguishment		-		9.6								
Non-recurring tax items		1.3		-								
Total adjustments, net of income taxes		13.8		13.7								
Adjusted:												
Income (loss) from continuing operations	$	44.2	$	45.7								

41

Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS Consolidated Consolidated Three Months Ended Nine Months Ended September 30, September 30, Continuing Operations 2018 2017 2018 2017 (In millions) (In millions) Reported: Interest Expense - Other. . . . . . . . . . . . . . . . . . . . . . . . . $ 13.3 $ 13.0 $ 40.1 $ 39.2 Adjustments: Double-carry interest - 7.0% Notes. . . . . . . . . . . . . . . . - - - (0.7) Total other income adjustments . . . . . . . . . . . . . . . . - - - (0.7) Adjusted: Total Interest Expense - Other. . . . . . . . . . . . . . . . . . . . $ 13.3 $ 13.0 $ 40.1 $ 38.5 Consolidated Consolidated Three Months Ended Nine Months Ended September 30, September 30, Continuing Operations 2018 2017 2018 2017 (In millions) (In millions) Reported: Other Expense / (Income). . . . . . . . . . . . . . . . . . . . . . . .$ (0.0) $ (0.0) $ (0.1) $ 14.5 Adjustments: Debt extinguishment - 7.0% Notes. . . . . . . . . . . . . . . . - - - (14.6) Total other income adjustments . . . . . . . . . . . . . . . . - - - (14.6) Adjusted: Total Other Expense (Income). . . . . . . . . . . . . . . . . . . .$ (0.0) $ (0.0) $ (0.1) $ (0.1) 42

NON-GAAP RECONCILIATIONS

	Three Months Ended September 30, 2018						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	42,673	$ 15,301		$ (183)		$ 15,118	
Effect of participating securities:							
Non-vested restricted stock		(14)		-		(14)	
Basic earnings (loss) and shares	42,673	$ 15,287	$ 0.36	$ (183)	$ (0.01)	$ 15,104	$ 0.35
Effect of dilutive securities:							
Stock compensation plans	321						
Diluted earnings (loss) and shares	42,994	$ 15,287	$ 0.36	$ (183)	$ (0.01)	$ 15,104	$ 0.35
Adjustments:							
Legal and storm damage charges		$ 1,185		$ -		$ 1,185	
Loss on disposal of franchises		346		-		346	
Executive transition costs		1,581		-		1,581	
Total adjustments before taxes		3,112		-		3,112	
Income tax effect of adjustments		(848)		-		(848)	
Non-recurring tax items		763		-		763	
Effect of adjustments net of income taxes		$ 3,027	$ 0.07	$ -	$ -	$ 3,027	$ 0.07
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (1)		$ 18,328	$ 0.43	$ (183)	$ (0.01)	$ 18,145	$ 0.42

(1) Net loss attributable to EchoPark was $0.09 per fully diluted share in the three months ended September 30, 2018.

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Sonic Automotive EchoPark Automotive

NON-GAAP RECONCILIATIONS

	Three Months Ended September 30, 2017						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	43,496	$ 19,730		$ (290)		$ 19,440	
Effect of participating securities:							
Non-vested restricted stock		(18)		-		(18)	
Basic earnings (loss) and shares	43,496	$ 19,712	$ 0.45	$ (290)	$ -	$ 19,422	$ 0.45
Effect of dilutive securities:							
Stock compensation plans	315						
Diluted earnings (loss) and shares	43,811	$ 19,712	$ 0.45	$ (290)	$ (0.01)	$ 19,422	$ 0.44
Adjustments:							
Impairment charges		$ 198		$ -		$ 198	
Legal and storm damage charges		3,930		-		3,930	
Loss on disposal of franchises		(8,489)		-		(8,489)	
Total adjustments before taxes		(4,361)		-		(4,361)	
Income tax effect of adjustments		2,065		-		2,065	
Effect of adjustments, net of income taxes		$ (2,296)	$ (0.05)	$ -	$ -	$ (2,296)	$ (0.05)
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (2)		$ 17,434	$ 0.40	$ (290)	$ (0.01)	$ 17,144	$ 0.39

(2) Net loss attributable to EchoPark was $0.07 per fully diluted share in the three months ended September 30, 2017.

44

Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS

	Nine Months Ended September 30, 2018						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	42,708	$ 30,409		$ (579)		$ 29,830	
Effect of participating securities:							
Non-vested restricted stock		(29)		-		(29)	
Basic earnings (loss) and shares	42,708	$ 30,380	$ 0.71	$ (579)	$ (0.01)	$ 29,801	$ 0.70
Effect of dilutive securities:							
Stock compensation plans	256						
Diluted earnings (loss) and shares	42,964	$ 30,380	$ 0.71	$ (579)	$ (0.02)	$ 29,801	$ 0.69
Adjustments:							
Impairment charges		$ 13,958		$ -		$ 13,958	
Legal and storm damage charges		5,749		-		5,749	
Lease exit adjustments		2,235		-		2,235	
Gain on disposal of franchises		(38,893)		-		(38,893)	
Long-term compensation-related charges		32,522		-		32,522	
Executive transition costs		1,581		-		1,581	
Total adjustments before taxes		17,152		-		17,152	
Income tax effect of adjustments		(4,674)		-		(4,674)	
Non-recurring tax items		1,313		-		1,313	
Effect of adjustments, net of income taxes		$ 13,791	$ 0.32	$ -	$ -	$ 13,791	$ 0.32
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (3)		$ 44,200	$ 1.03	$ (579)	$ (0.02)	$ 43,621	$ 1.01

(3) Net loss attributable to EchoPark was $0.26 per fully diluted share in the nine months ended September 30, 2018.

45

NON-GAAP RECONCILIATIONS

	Nine Months Ended September 30, 2017						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	44,281	$ 32,024		$ (993)		$ 31,031	
Effect of participating securities:							
Non-vested restricted stock		(28)		-		(28)	
Basic earnings (loss) and shares	44,281	$ 31,996	$ 0.72	$ (993)	$ (0.02)	$ 31,003	$ 0.70
Effect of dilutive securities:							
Stock compensation plans	304						
Diluted earnings (loss) and shares	44,585	$ 31,996	$ 0.72	$ (993)	$ (0.02)	$ 31,003	$ 0.70
Adjustments:							
Impairment charges		$ 3,313		$ -		$ 3,313	
Legal and storm damage charges		10,781		-		10,781	
Lease exit adjustments		992		-		992	
Gain on disposal of franchises		(8,489)		-		(8,489)	
Loss on debt extinguishment		15,268		-		15,268	
Total adjustments before taxes		21,865		-		21,865	
Income tax effect of adjustments		(8,229)		-		(8,229)	
Effect of adjustments, net of income taxes		$ 13,636	$ 0.30	$ -	$ -	$ 13,636	$ 0.30
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (4)		$ 45,660	$ 1.02	$ (993)	$ (0.02)	$ 44,667	$ 1.00

(4) Net loss attributable to EchoPark was $0.22 per fully diluted share in the nine months ended September 30, 2017.

46

Sonic Automotive EchoPark AUTOMOTIVE